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                                  EXHIBIT 10.16

                           IQROM COMMUNICATIONS, INC.

                             2000 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

         (b) "Applicable Laws" means the legal requirements relating to the administration and taxation of stock option plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system and the laws and rules of any foreign jurisdiction applicable to Options granted to residents therein.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement or definition, is based on, in the determination of the Administrator, any act or omission of the Grantee that would constitute cause for the purposes of the applicable laws, including without limitation the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;
(ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. No Option issued to the Grantee under the Plan may be exercised or purchased subsequent to the Grantee's receipt of notice from the Company or a Related Entity of the Company's or Related Entity's intention to terminate the Grantees Continuous service pursuant to (i) or (ii) above.

         (e) "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means any committee appointed by the Board to administer the Plan.

         (g) "Common Stock" means the common stock of the Company, $.001 per value per share.

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         (h) "Company" means IQROM Communications, Inc. Inc. a Nevada corporation.

         (i) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity, including such a person with whom the Company has entered into an agreement designating such person as an "independent contractor".

         (j) "Continuous Service" means (in accordance with the applicable laws) that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

         (k) "Corporate Transaction" means any of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state, territory, province or country in which the Company is incorporated;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

                  (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                  (iv) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

         (l) "Director" means a member of the Board or the board of directors of any Related Entity.

         (m) "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment, or determined by an independent physician selected with the approval of the Administrator and Grantee.

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         (n) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. Subject to the applicable laws, the payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (ii) If the Common Stock is traded on the over-the counter market, the average of the closing bid and asked prices of a Share of Common Stock on the day prior to the time of the determination (or if no such quotations shall have been made on such date, on the last date on which there were such quotations, provided that such quotations shall have been made within the ten (10) business days preceding the date of determination), in each case, as reported in such source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock of the type described in (i) or (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

         (q) "Grantee" means an Employee, Director or Consultant who receives an Option pursuant to an Option Agreement under the Plan.

         (r) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

         (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (t) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

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         (u) "Officer" means a person who is an officer of the Company or a
Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (v) "Option" means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.

         (w) "Option Agreement" means the written agreement evidencing the grant of an Option executed by the Company and the Grantee, including any amendments thereto.

         (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y) "Plan" means this 2000 Stock Option Plan.

         (z) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

         (aa) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

         (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

         (cc) "Share" means a share of the Common Stock.

         (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         (ee) "UK Grantee" means any Employee, Consultant or Director who receives an Option pursuant to an Option Agreement under the Plan and who is resident or ordinarily resident in the United Kingdom for United Kingdom tax purposes.

     3. Stock Subject to the Plan.

         (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Options (including Incentive Stock Options) is 4,000,000 Shares. The Shares to be issued pursuant to Options may be authorized, but unissued, or reacquired Common Stock.

         (b) Any Shares covered by an Option (or portion of an Option) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan.

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     4. Administration of the Plan.

         (a) Plan Administrator.

                  (i) Administration with Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, if Section 16(b) of the Exchange Act is applicable, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                  (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority as the Board determines from time to time.

                  (iii) Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

         (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                  (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

                  (ii) to determine whether and to what extent Options are granted hereunder;

                  (iii) to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

                  (iv) to approve forms of Option Agreements for use under the Plan;

                  (v) to determine the terms and conditions of any Option granted hereunder;

                  (vi) to amend the terms of any outstanding Option granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Option shall not be made without the Grantee's written consent;

                  (vii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan, including without limitation, any notice of Option or Option Agreement, granted pursuant to the Plan;

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                  (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                  (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     5. Eligibility. Options other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time provided that UK Grantees may only be granted Non-Qualified Stock Options.

     6. Terms and Conditions of Options.

         (a) Type of Options. The Administrator is authorized under the Plan to issue Incentive Stock Options and Non-Qualified Stock Options.

         (b) Designation of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

         (c) Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, and form of payment (cash, Shares, or other consideration) upon settlement of the Option.

         (d) Acquisitions and Other Transactions. The Administrator may issue Options under the Plan in settlement, assumption or substitution for, outstanding Options or obligations to grant future Options in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

         (e) Deferral of Option Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt or payment of consideration upon exercise of an Option. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and


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such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

         (f) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

         (g) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Stock Option or a Non-Qualified Stock Option granted to a UK Grantee shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         (h) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. In accordance with the applicable laws, other Options may be transferred by will or by the laws of descent, probate, succession or distribution and may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family, and the Grantee may designate a beneficiary of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator, to the extent provided in the Option Agreement or in the manner and to the extent determined by the Administrator. Notwithstanding the foregoing, no Option may be transferred in any manner, nor may the Grantee designate a beneficiary, to the extent that such transfer or designation of beneficiary is not permitted by Applicable Law.

         (i) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     7. Option Exercise or Purchase Price, Consideration and Taxes.

         (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Option shall be as follows:

                  (i) In the case of an Incentive Stock Option:

                           (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one

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hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                           (B) granted to any Employee other than an Employee
described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be determined by the Administrator.

                  (iii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Option issued pursuant to Section 6(d), above, the exercise or purchase price for the Option shall be determined in accordance with the principles of Section 424(a) of the Code.

         (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                  (i) cash (payable in U.S. dollars unless otherwise specified in the Option Agreement);

                  (ii) check (payable in U.S. dollars unless otherwise specified in the Option Agreement);

                  (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                  (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                  (v) with respect to Options, payment through a broker-dealer sale and remittance procedure, if available, pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                  (vi) any combination of the foregoing methods of payment.

         (c) Taxes.


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                           (A) No Shares shall be delivered under the Plan to
any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder.

                  (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

                  (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of an Option or other Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10, below.

         (b) Exercise of Option Following Termination of Continuous Service.

                  (i) An Option may not be exercised after the termination date of such Option set forth in the Option Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Option Agreement.

                  (ii) Where the Option Agreement permits a Grantee to exercise an Option following the termination of the Grantee's Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

                  (iii) Any Option designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

     9. Conditions Upon Issuance of Shares.

         (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares


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pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, the maximum number of Shares with respect to which Options may be granted to any Employee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

     11. Corporate Transactions/Related Entity Dispositions. Except as may be provided in an Option Agreement:

         (a) Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

         (b) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Options, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Option of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Option Agreement evidencing such Option. However, such Continuous Service shall be not to deemed to terminate if such Option is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated, provided that the Plan shall continue in effect after the expiration of the ten year term solely for the purpose of governing


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Options granted prior to such termination. Subject to Section 17, below, and
Applicable Laws, Options may be granted under the Plan upon its becoming effective.

     13. Amendment, Suspension or Termination of the Plan.

         (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

         (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14. Reservation of Shares.

         (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship.

         (a) The Plan shall not confer upon any Grantee any legal or equitable right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

         (b) The Plan shall not confer upon a Grantee any additional rights to compensation or damages in consequence of the termination of that Grantee's Continuous Service at any time with or without cause.

         (c) No Grantee shall be entitled to any compensation or damages for any loss or potential loss which that Grantee may suffer by reason of being unable to exercise an Option in consequence of the termination of that Grantee's Continuous Service.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or


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amount of benefits is related to level of compensation. The Plan is not a
"Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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